BEACON PLANNED RETURN STRATEGY FUND

SCHEDULE OF INVESTMENTS

June 30, 2026 (Unaudited)

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (118.34%)
Call Option Contracts (116.15%)(a)(b)
S&P 500® Mini Index:

Goldman Sachs	07/14/2026	$84.05	475	$35,621,960	$31,628,205
Goldman Sachs	07/14/2026	644.00	475	35,621,960	5,073,501
Goldman Sachs	08/14/2026	84.05	100	7,499,360	6,661,945
Goldman Sachs	08/14/2026	86.15	380	28,497,568	25,235,956
Goldman Sachs	08/14/2026	644.00	100	7,499,360	1,099,805
Goldman Sachs	08/14/2026	661.75	380	28,497,568	3,523,380
Goldman Sachs	09/14/2026	87.40	450	33,747,120	29,815,821
Goldman Sachs	09/14/2026	664.94	450	33,747,120	4,199,945
Goldman Sachs	10/14/2026	87.40	130	9,749,168	8,615,641
Goldman Sachs	10/14/2026	87.65	320	23,997,952	21,199,818
Goldman Sachs	10/14/2026	664.94	130	9,749,168	1,268,066
Goldman Sachs	10/14/2026	672.75	320	23,997,952	2,895,507
Goldman Sachs	11/13/2026	87.65	160	11,998,976	10,602,136
Goldman Sachs	11/13/2026	90.80	265	19,873,304	17,477,494
Goldman Sachs	11/13/2026	672.75	160	11,998,976	1,518,652
Goldman Sachs	11/13/2026	696.00	265	19,873,304	1,985,139
Goldman Sachs	12/14/2026	90.80	425	31,872,280	28,025,088
Goldman Sachs	12/14/2026	696.00	425	31,872,280	3,375,494
Goldman Sachs	01/14/2027	88.70	425	31,872,280	28,152,639
Goldman Sachs	01/14/2027	681.26	425	31,872,280	4,109,134
Goldman Sachs	02/12/2027	87.25	350	26,247,760	23,166,485
Goldman Sachs	02/12/2027	88.70	75	5,624,520	4,953,634
Goldman Sachs	02/12/2027	670.59	350	26,247,760	3,772,918
Goldman Sachs	02/12/2027	681.26	75	5,624,520	742,362
Goldman Sachs	03/12/2027	87.25	160	11,998,976	10,616,811
Goldman Sachs	03/12/2027	91.05	270	20,248,272	17,816,055
Goldman Sachs	03/12/2027	670.59	160	11,998,976	1,802,598
Goldman Sachs	03/12/2027	699.16	270	20,248,272	2,421,357
Goldman Sachs	04/14/2027	91.05	195	14,623,752	12,868,782
Goldman Sachs	04/14/2027	96.75	215	16,123,624	14,069,883
Goldman Sachs	04/14/2027	699.16	195	14,623,752	1,835,603
Goldman Sachs	04/14/2027	743.69	215	16,123,624	1,330,920
Goldman Sachs	05/14/2027	96.75	110	8,249,296	7,202,573
Goldman Sachs	05/14/2027	98.35	285	21,373,176	18,617,168
Goldman Sachs	05/14/2027	743.69	110	8,249,296	729,698
Goldman Sachs	05/14/2027	756.72	285	21,373,176	1,648,696
Goldman Sachs	06/14/2027	98.35	105	7,874,328	6,858,493
Goldman Sachs	06/14/2027	756.72	105	7,874,328	650,337
				734,187,344	367,567,739

Counterparty	Expiration Date	Strike Price	Contracts	Notional Value	Value (Note 2)
PURCHASED OPTION CONTRACTS - (118.34%) (continued)
Put Option Contracts (2.19%)
S&P 500® Mini Index:

Goldman Sachs	07/14/2026	$644.00	475	$35,621,960	$5,373
Goldman Sachs	08/14/2026	644.00	100	7,499,360	11,772
Goldman Sachs	08/14/2026	661.75	380	28,497,568	60,274
Goldman Sachs	09/14/2026	664.94	450	33,747,120	171,135
Goldman Sachs	10/14/2026	664.94	130	9,749,168	78,241
Goldman Sachs	10/14/2026	672.75	320	23,997,952	213,891
Goldman Sachs	11/13/2026	672.75	160	11,998,976	145,545
Goldman Sachs	11/13/2026	696.00	265	19,873,304	318,330
Goldman Sachs	12/14/2026	696.00	425	31,872,280	621,173
Goldman Sachs	01/14/2027	681.26	425	31,872,280	614,096
Goldman Sachs	02/12/2027	670.59	350	26,247,760	531,609
Goldman Sachs	02/12/2027	681.26	75	5,624,520	125,893
Goldman Sachs	03/12/2027	670.59	160	11,998,976	265,686
Goldman Sachs	03/12/2027	699.16	270	20,248,272	578,253
Goldman Sachs	04/14/2027	699.16	195	14,623,752	459,690
Goldman Sachs	04/14/2027	743.69	215	16,123,624	741,792
Goldman Sachs	05/14/2027	743.69	110	8,249,296	400,719
Goldman Sachs	05/14/2027	756.72	285	21,373,176	1,155,029
Goldman Sachs	06/14/2027	756.72	105	7,874,328	445,489
				367,093,672	6,943,990
TOTAL PURCHASED OPTION CONTRACTS
(Cost $334,764,083)				$1,101,281,016	$374,511,729

	7 Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.10%)
Goldman Sachs Financial Square Funds - Treasury Instruments Fund(c)	3.272%	5,106,906	$5,106,906
Invesco Short-Term Investments Trust Government & Agency Portfolio - Institutional Class	3.564%	1,528,323	1,528,323
TOTAL SHORT TERM INVESTMENTS
(Cost $6,635,229)			6,635,229

TOTAL INVESTMENTS (120.44%)
(Cost $341,399,312)			$381,146,958

LIABILITIES IN EXCESS OF OTHER ASSETS (-20.44%)			(64,689,606)

NET ASSETS (100.00%)			$316,457,352

(a)	Held in connection with written option contracts.
(b)	Non-income producing.
(c)	$5,106,906 is held as collateral at broker for written options.

WRITTEN OPTION CONTRACTS (20.18%)
Counterparty	Expiration Date	Strike Price	Contracts	Premiums Received	Notional Value	Value (Note 2)
Put Option Contracts - (1.14%)
S&P 500® Mini Index:
Goldman Sachs	07/14/26	$579.60	(475)	$792,277	$(35,621,960)	$(1,821)
Goldman Sachs	08/14/26	579.60	(100)	178,895	(7,499,360)	(5,061)
Goldman Sachs	08/14/26	595.58	(380)	683,222	(28,497,568)	(23,132)
Goldman Sachs	09/14/26	598.45	(450)	968,830	(33,747,120)	(72,769)
Goldman Sachs	10/14/26	598.45	(130)	297,694	(9,749,168)	(35,412)
Goldman Sachs	10/14/26	605.48	(320)	714,546	(23,997,952)	(93,895)
Goldman Sachs	11/13/26	605.48	(160)	380,473	(11,998,976)	(68,192)
Goldman Sachs	11/13/26	626.40	(265)	505,342	(19,873,304)	(141,537)
Goldman Sachs	12/14/26	626.40	(425)	882,279	(31,872,280)	(294,545)
Goldman Sachs	01/14/27	613.13	(425)	980,480	(31,872,280)	(312,662)
Goldman Sachs	02/12/27	603.53	(350)	860,983	(26,247,760)	(285,229)
Goldman Sachs	02/12/27	613.13	(75)	183,896	(5,624,520)	(66,733)
Goldman Sachs	03/12/27	603.53	(160)	414,392	(11,998,976)	(146,714)
Goldman Sachs	03/12/27	629.24	(270)	603,437	(20,248,272)	(310,298)
Goldman Sachs	04/14/27	629.24	(195)	467,601	(14,623,752)	(255,076)
Goldman Sachs	04/14/27	669.32	(215)	517,495	(16,123,624)	(394,858)
Goldman Sachs	05/14/27	669.32	(110)	283,245	(8,249,296)	(220,273)
Goldman Sachs	05/14/27	681.05	(285)	655,771	(21,373,176)	(626,633)
Goldman Sachs	06/14/27	681.05	(105)	261,130	(7,874,328)	(249,603)
				10,631,988	(367,093,672)	(3,604,443)
Call Option Contracts - (19.04%)
S&P 500® Mini Index:
Goldman Sachs	07/14/26	673.50	(950)	2,647,603	(71,243,920)	(7,358,762)
Goldman Sachs	08/14/26	676.26	(200)	586,190	(14,998,720)	(1,575,613)
Goldman Sachs	08/14/26	691.99	(760)	2,169,763	(56,995,136)	(4,860,516)
Goldman Sachs	09/14/26	698.52	(900)	2,845,761	(67,494,240)	(5,650,363)
Goldman Sachs	10/14/26	702.04	(260)	850,449	(19,498,336)	(1,687,687)
Goldman Sachs	10/14/26	708.61	(640)	2,108,772	(47,995,904)	(3,802,525)
Goldman Sachs	11/13/26	711.46	(320)	1,098,226	(23,997,952)	(1,990,913)
Goldman Sachs	11/13/26	726.42	(530)	1,583,084	(39,746,608)	(2,680,617)
Goldman Sachs	12/14/26	729.34	(850)	2,681,709	(63,744,560)	(4,535,896)
Goldman Sachs	01/14/27	716.82	(850)	2,894,209	(63,744,560)	(5,784,806)
Goldman Sachs	02/12/27	708.28	(700)	2,501,766	(52,495,520)	(5,422,326)
Goldman Sachs	02/12/27	718.87	(150)	531,143	(11,249,040)	(1,041,618)
Goldman Sachs	03/12/27	711.16	(320)	1,187,504	(23,997,952)	(2,573,943)
Goldman Sachs	03/12/27	735.17	(540)	1,858,654	(40,496,544)	(3,399,866)
Goldman Sachs	04/14/27	737.12	(390)	1,398,911	(29,247,504)	(2,588,273)
Goldman Sachs	04/14/27	783.33	(430)	1,600,869	(32,247,248)	(1,627,534)
Goldman Sachs	05/14/27	786.68	(220)	859,089	(16,498,592)	(886,974)
Goldman Sachs	05/14/27	796.60	(570)	2,131,773	(42,746,352)	(2,007,012)
Goldman Sachs	06/14/27	800.00	(210)	826,970	(15,748,656)	(785,319)
				32,362,445	(734,187,344)	(60,260,563)

TOTAL WRITTEN OPTION CONTRACTS				$42,994,433	$(1,101,281,016)	$(63,865,006)

Notes to Quarterly Portfolio of Investments
June 30, 2026 (Unaudited)

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Beacon Planned Return Strategy Fund (the “Fund”). The Fund is non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified Fund. The primary investment objective of the Beacon Planned Return Strategy Fund is to deliver capital preservation and capital appreciation. The Board of Trustees (the “Board” or “Trustees”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services - Investment Companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of the financial statements.

The Fund uses the management approach to determine reportable operating segments. The management approach considers the internal organization and reporting used by the Fund’s chief operating decision maker (“CODM”) for making decisions, allocating resources, and assessing performance. The Fund’s CODM has been identified as the Chief Financial Officer (“CFO”) and Treasurer, who reviews results presented within the Fund’s financial statements when making decisions about allocating resources and assessing performance of the Fund. The CODM determined that the Fund has only one operating segment as defined by ASU 2023-07. This is supported by the single investment strategy of the Fund, against which the CODM assesses performance.

Investment Valuation: The Fund generally values securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

FLEX Options are customized option contracts available through the Chicago Board Options Exchange ("CBOE"). Flexible Exchange Options are valued based on prices supplied by an independent third-party pricing service, which utilizes pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value (“NAV”). Money market funds, representing short-term investments, are valued at their NAV.

When such prices or quotations are not available, or when the valuation designee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Cash & Cash Equivalents: The Fund considers its investment in a Federal Deposit Insurance Corporation (“FDIC”) insured interest bearing account to be cash and cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Fund maintains cash balances, which, at times may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by FDIC. The FDIC limit is $250,000. At various times throughout the period, the amount on deposit may exceed the FDIC limit and subject a Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a fund and are apportioned among classes based on average net assets of each class. Expenses that cannot be directly attributed to a fund are apportioned among all funds in the Trust based on average net assets of each fund.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis for financial reporting purposes). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest, dividends and other income the Fund receives from investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. DERIVATIVE INSTRUMENTS

The Fund’s principal investment strategy permits it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency contracts, currency swaps and purchased and written options. In doing so, the Fund may employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objective more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase market value exposure relative to net assets and can substantially increase the volatility of performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative.

Option Contracts: The Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. The Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the U.S. Commodity Futures Trading Commission, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date).

A put option on an asset written by the Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The Fund uses FLEX Options, which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of Over-the-Counter (“OTC”) options positions. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In a less liquid market for the FLEX Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices.

Purchased Options: When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

Written Options: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.